UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2019

Date of Report

(Date of earliest event reported)

NF ENERGY SAVING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3708, R&F Building, No. 6, Gang Xing Road, Zhongshan District, Dalian, Liaoning Province, P. R. China
(Address of principal executive offices and zip code)

(8624) 8563-1159
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Stock Market

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the Registrant’s Annual Meeting of Shareholders held on November 15, 2019, the shareholders of the Registrant entitled to vote at the meeting voted to (i) elect the seven individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2020 and until their successors have been duly elected and qualified, (ii)  approve the amendment to the Registrant’s Certificate of Incorporation to change the name of the Registrant to BOQI International Medical Inc., (iii) approve, on an advisory vote, the Registrant’s Say on Pay Vote, (iv) approve, on an advisory basis, one year as the frequency of the Registrant’s Say When on Pay Vote, and (v) ratify the appointment of HHC, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 28, 2019.

1.	The votes cast by shareholders with respect to the election of directors were as follows:

	For	Withheld	Broker Non-Votes
Yongquan Bi	7,336,306	367	546,022
Gang Li	7,336,306	367	546,022
Tiewei Song	7,336,211	462	546,022
Changqing Yan	7,336,214	459	546,022
Mia Kuang Ching	7,336,219	454	546,022
Ju Li	7,336,330	343	546,022
Fengsheng Tan	7,336,311	362	546,022

2.	The votes cast by shareholders with respect to the amendment to the Registrant’s Certificate of Incorporation to change the name of the Registrant to BOQI International Medical Inc. were as follows:

For	Against	Abstain	Broker Non-Votes
5,398,172	2,375,087	17,233	546,022

3.	The votes cast by shareholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
4,958,458	2,377,347	868	546,022

4.	The votes cast by shareholders with respect to non-binding advisory vote approving the frequency of future advisory votes on the resolution approving named executive officer compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,328,540	6,356	1,614	163	546,022

5.	The votes cast by shareholders with respect to the ratification of the selection of HHC, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 28, 2019 were as follows:

For	Against	Abstain	Broker Non-Votes
6,324,992	1,540,350	17,353

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2019	NF ENERGY SAVING CORPORATION.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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